UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 28, 2010
BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Cypress Creek Road Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 954-940-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition
     The information in this item (including Exhibit 99.1) is being furnished pursuant to Items 2.02 and 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. On January 28, 2010, BankAtlantic Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2009, a copy of which is included herein as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     99.1 Press Release dated January 28, 2010
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2010

BANKATLANTIC BANCORP, INC.
By:	/s/ Valerie C. Toalson
Valerie C. Toalson
Executive Vice President — Chief Financial Officer